Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2024
Cash and cash equivalents [abstract]
Cash and Cash Equivalents
22)
CASH AND CASH EQUIVALENTS

	As at March 31
Particulars	2023	2024
Cash in hand	80	158
Funds in transit	37,878	58,874
Bank balances	168,779	148,762
Term deposits	77,281	119,271
Total	284,018	327,065

As of March 31, 2024, bank balances include USD 774 (March 31, 2023: USD 453) against which mainly letters of credit and bank guarantees have been issued to various airlines.

Funds in transit represents the amount collected from customers through credit cards/net banking which is outstanding as at the year end and credited to Group’s bank accounts subsequent to the year end.

The Group’s exposure to currency risk, credit risk and interest rate risk along with sensitivity analysis for financial assets is disclosed in note 5 and 34.